UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2017

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information and the attached Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin Corporation (Olin) disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of Olin’s press release dated March 6, 2017, announcing its intent to pursue a registered debt offering of Senior Notes due 2027 (the “Senior Notes”). Attached as Exhibit 99.2, and incorporated herein by reference, is a copy of Olin’s subsequent press release dated March 6, 2017, announcing the pricing of its offering of $500 million aggregate principal amount of the Senior Notes. The Senior Notes will mature on September 15, 2027, will have an interest rate of 5.125% and will be issued at 100.00% of par value. Interest will be paid semi-annually on the 15th day of March and September, beginning September 15, 2017. The Senior Notes will be sold pursuant to Olin’s shelf registration statement on file with the Securities and Exchange Commission. The underwriters for the transaction are BofA Merrill Lynch, Wells Fargo Securities, J.P. Morgan, Citigroup, SMBC Nikko, MUFG, PNC Capital Markets LLC, Scotiabank and TD Securities. The net proceeds of the offering, together with anticipated borrowings under a proposed new senior term loan facility and cash on hand, are expected to be used to prepay the term loans outstanding under an existing credit facility that are scheduled to mature in 2018. Closing of the offering is expected to occur on March 9, 2017, subject to customary closing conditions.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Senior Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Press Release announcing registered debt offering, dated March 6, 2017.
99.2	Press release announcing pricing terms of debt offering, dated March 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ Todd A. Slater
	Name:	Todd A. Slater
	Title:	Vice President and Chief Financial Officer

Date: March 6, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release announcing registered debt offering, dated March 6, 2017.
99.2	Press release announcing pricing terms of debt offering, dated March 6, 2017.